UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

Wall Street Media Co, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-163439	26-4170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Front Street, Suite 300, Jupiter, FL 33477

(Address of principal executive offices and zip code)

(561) 708-6095 Ext 6095

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Change in Registrant’s Certifying Accountant

Previous Independent Registered Public Accounting Firm

On July 3, 2019 Soles Haynes and Company (“Soles”) notified Company that it will no longer provide audit services to their clients. The Soles SEC practice was acquired by Assurance Dimensions CPAs and Associates (“Assurance”) With the Company’s permission, Assurance assumed the audit reporting functions and reported on the financial statements of the Company for the third quarter ended June 30, 2019 and fourth quarter ended September 30, 2019. Soles the predecessor firm to Assurance reported on the financial statements of the Company for the fiscal year ended September 30, 2018 thru the second quarter ended March 31, 2019. These reports did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as set forth herein. Assurance and Soles reports on the Company’s financial statements for the fiscal years ended September 30, 2019 and 2018 respectively contained an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2019 and 2018 and through November 25, 2019, there were (i) no disagreements with Soles Haynes & Company or its successor company Assurance Dimensions CPA’s and Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Soles and assurance, would have caused Soles or Assurance to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements for such periods, and (ii) no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulations S-K, the Company has provided Assurance with a copy of the disclosures contained herein, prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested that Assurance furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. A copy of the Assurance letter to the SEC is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

On November 25, 2019,  the Company’s Board of Directors appointed David Brooks and Associates CPA’s P.A. (“Brooks”) as the Company’s new independent registered public accounting firm as of November 25, 2019. During the Company’s two most recent fiscal years and through November 25, 2019, neither the Company nor anyone acting on the Company’s behalf consulted Brooks with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Assurance Dimensions dated 11/26/2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WALL STREET MEDIA CO, INC.

Dated: November 26, 2019	/s/: Jeffrey A. Lubchansky
Jeffrey A. Lubchansky
Chief Executive Officer